Exhibit 10.1
SIXTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of December 22, 2020, among MERITAGE HOMES CORPORATION, a Maryland corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and as Swingline Lender and as Issuing Lender and the Lenders party hereto.
RECITALS:
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of June 13, 2014, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2015, that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 29, 2016, that certain Third Amendment to Amended and Restated Credit Agreement dated as of May 31, 2017, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 28, 2018, and that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of June 27, 2019 (as the same may be further amended, modified and supplemented and in effect from time to time, the “Credit Agreement”; and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement).
B.    The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement as more fully set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
a.Amendment of Credit Agreement. Effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:
(a)The following defined terms are hereby added to Section 1.1 of the Credit Agreement as follows:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Ancillary Document” has the meaning assigned to it in Section 10.8.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (f) of Section 2.13.
“Benchmark” means, initially, the Eurodollar Rate; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to the Eurodollar Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) or clause (c) of Section 2.13.
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:
(1) the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;
(2) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment;
(3) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment;
provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above).
If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:
(1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:
(a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;
(b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and
(2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities;
provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of

“Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides in its reasonable discretion is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:
(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);
(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein;
(3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided to the Lenders and the Borrower pursuant to Section 2.13(c); or
(4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.
“Early Opt-in Election” means, if the then-current Benchmark is Eurodollar Rate, the occurrence of:
(1)    a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and
(2)    the joint election by the Administrative Agent and the Borrower to trigger a fallback from Eurodollar Rate and the provision by the Administrative Agent of written notice of such election to the Lenders.
“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Eurodollar Rate.
“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.
“Lender-Related Person” has the meaning assigned to it in Section 10.3.
“Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is Eurodollar Rate, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such

Benchmark is not Eurodollar Rate, the time determined by the Administrative Agent in its reasonable discretion.
“Relevant Governmental Body” means the Federal Reserve Board or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board or the NYFRB, or any successor thereto.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the NYFRB’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event.
“Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.13 that is not Term SOFR.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
(b)The definition of “ABR” in Section 1.1 of the Credit Agreement is hereby amended to amend and restate the second to last sentence thereof to read as follows: “ If the ABR is being used as an alternate rate of interest pursuant to Section 2.13 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.13(b)), then the ABR shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above”.
(c)The definition of “Bail-in Action” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
(d)The definition of “Bail-In Legislation” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

(e)The definition of “Class A Termination Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Class A Termination Date”: December 22, 2025, subject, however, to earlier termination of the Total Commitment pursuant of the terms of this Agreement.
(f)The definition of “EEA Financial Institution” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“EEA Financial Institution”: means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
(g)The definition of “Issuing Lender” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Issuing Lender”: JPMorgan Chase Bank, N.A., Bank of America, N.A., U.S. Bank, National Association, Regions Bank and Truist Bank, each in its capacity as issuer of any Letter of Credit and any other Lender approved by the Administrative Agent and the Borrower that has agreed in its sole discretion to act as an “Issuing Lender” hereunder, or any of their respective affiliates, in each case in its capacity as issuer of any Letter of Credit. Each reference herein to “the Issuing Lender” shall be deemed to be a reference to the relevant Issuing Lender.”
(h)The definition of “L/C Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“L/C Commitment”: up to $390,000,000, provided, however, that it is acknowledged and agreed that notwithstanding the foregoing maximum L/C Commitment, as of December 22, 2020, the aggregate amount of Issuing Lender Letter of Credit Commitments set forth on Schedule 3.1A is $325,000,000, and the foregoing maximum L/C Commitment is subject to the consent by one or more Issuing Lenders to increase its Letter of Credit Commitment by an amount, which when added to the Letter of Credit Commitments of all the Issuing Lenders as of December 22, 2020, does not exceed the maximum L/C Commitment of $390,000,000; provided, further, however, that the maximum L/C Commitment automatically shall be increased by an amount equal to fifty percent (50%) of each dollar increase by which the Total Commitments have been increased in accordance with Section 2.21, provided that one or more Issuing Lenders consents to increase its Letter of Credit Commitment by such increased amount and, if one or more Issuing Lenders consents to increase its Letter of Credit Commitment by an amount less than such increased amount, then only the total amount of such aggregate increased Letter of Credit Commitment amount.
(i)The definition of “L/C Obligations” in Section 1.1 of the Credit Agreement is hereby amended by adding the following provision at the end thereof to read as follows:
“For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and each Lender shall remain in full force and effect until the Issuing Bank and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.”
(j)The definition of “Write-Down and Conversion Powers” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(k)Section 1.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“1.3    GAAP. Notwithstanding anything to the contrary contained in the definition of “GAAP” or in the definitions of “Capitalized Lease” or “Capitalized Lease Obligations,” any change in accounting for leases pursuant to GAAP resulting from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842) (“FAS 842”), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015, such lease shall not be considered a capital lease, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith.”
(l)Section 1.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“1.4    Interest Rates; LIBOR Notification. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark

Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. Upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, Section 2.13(b) and (c) provide the mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower, pursuant to Section 2.13(e), of any change to the reference rate upon which the interest rate on Eurodollar Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “Eurodollar Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.13(b) or (c), whether upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.13(d)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the Eurodollar Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.”
(m)A new Section 1.5 of the Credit Agreement is hereby added to read as follows:
“1.5 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit Agreement related thereto, provides for one or more automatic increases in the available amount thereof (without consideration of the occurrence of any contingency other than the passage of time), the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time.”
(n)Section 2.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“2.13    Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e), (f) and (g) of this Section 2.13, if prior to the commencement of any Interest Period for a Eurodollar Loan:

(i)    the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Eurodollar Rate, as applicable (including because the LIBO Screen Rate is not available or published on a current basis), for such Interest Period; provided that no Benchmark Transition Event shall have occurred at such time; or
(ii)    the Administrative Agent is advised by the Required Lenders that the Eurodollar Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Loan for such Interest Period;
then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (B) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as ABR Loans and (C) any outstanding Eurodollar Loans shall be converted, on the last day of the then-current Interest Period, to ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.
(b) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(c) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that, this clause (c) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may do so in its sole discretion.
(d) In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(e) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.13, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.13.
(f) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or Eurodollar Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(g) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Eurodollar Loan, any conversion to or continuation of Eurodollar Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR.
(o)Section 3.1(b) of the Credit Agreement is hereby amended to add the following provision to read as follows:
“Without limitation of the foregoing, an Issuing Bank shall not be under any obligation to issue any Letter of Credit if any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Lender from issuing such Letter of Credit, or any law applicable to such Issuing Lender shall prohibit, or require that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense that was not applicable on the Effective Date and that such Issuing Bank in good faith deems material to it.”

(p)Section 7.1(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Minimum Net Worth Test. As of the end of each fiscal quarter, fail to maintain minimum Consolidated Tangible Net Worth of at least (a) $1,513,219,400.00 plus (b) the sum of (i) 50% of the cumulative Consolidated Net Income of each fiscal quarter where net income is positive, of the Loan Parties and their Subsidiaries plus (ii) 50% of the net proceeds from any equity offerings of Borrower, in each case, from and after September 30, 2020.”
(q)Clause (ii) of Section 9.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Loan Party to perform its obligations hereunder or thereunder.”
(r)A new paragraph is hereby added to the end of Section 10.3 of the Credit Agreement to read as follows:
“To the extent permitted by applicable law no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this Section 10.3 shall relieve the Borrower of any obligation it may have to indemnify an Indemnitee, as provided in Section 10.5, against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.”
(s)Clause (d) of Section 10.5 of the Credit Agreement is hereby amended by adding the following words prior to the parenthetical at the end of such clause (d) to read as follows: “and for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet)”.
(t)A new paragraph is hereby added to the end of Section 10.8 of the Credit Agreement to read as follows:

“Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 10.2), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other

Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.”
(u)Section 10.18 of the Credit Agreement is hereby amended as follows: (i) each reference to “EEA Financial Institution” is hereby changed to “Affected Financial Institution” and (ii) each reference to “an EEA Resolution Authority” is hereby changed to “the applicable Resolution Authority”.
(v)Schedule 3.1A of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.1A attached hereto.
b.Commitments. On the Effective Date, (a) the Commitment of any Lender that is exiting the Credit Agreement and who executes this Amendment as an Exiting Lender (each, an “Exiting Lender”) will be terminated, all outstanding amounts, if any, owing to an Exiting Lender will be repaid in full, and such Exiting Lender will cease to be a Lender under the Credit Agreement, as amended by this Amendment, (b) each Lender signatory hereto, other than an Exiting Lender, has a Commitment in the amount set forth opposite its name on Schedule 1.1A attached hereto, (c) Schedule 1.1A of the Credit Agreement is hereby replaced with a new Schedule 1.1A attached to this Amendment, and (d) for the avoidance of doubt, each Lender’s interest in the Loans and participations in the Letters of Credit and Swingline Loans shall be allocated on the Effective Date in accordance with each Lender’s applicable Commitment as set forth in the new Schedule 1.1A attached to this Amendment. The Exiting Lender is executing this Amendment for the sole purpose of evidencing its agreement to this Section 2 and for no other purpose.
c.Intentionally Omitted.
d.Effective Date. Subject to the satisfaction of the conditions set forth in Section 6 hereof, this Amendment shall be effective as of the date of this Amendment (the “Effective Date”).
e.Representations. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:
(1)Each of the representations and warranties contained in the Credit Agreement, as amended by this Amendment, or any of the other Loan Documents, is true and correct in all material respects (except any representations and warranties which are qualified by materiality, shall be correct and accurate in all respects) on and as of the date hereof except that Schedule 4.12 to the Credit Agreement should be considered updated to reflect all Subsidiaries added as Guarantors since June 13, 2014 (all of which are signing the Reaffirmation of Guarantee attached hereto as Exhibit A) and except if any such representation or warranty was made as of a specific date, then the same shall have been true and correct in all material respects as of such specific date;
(2)As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing;
(3)Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Amendment; the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action on the part of Borrower; and this Amendment has been duly and validly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(4)This Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation, the certificate of incorporation or by-laws of Borrower, or any order of any governmental authority and (iii) will not violate or result in a default under any Contractual Obligation of Borrower; and
(e)    Neither the Borrower nor any Guarantor is an Affected Financial Institution.
f.Conditions to the Effectiveness of this Amendment. It shall be a condition precedent to the effectiveness of this Amendment that each of the following conditions are satisfied:
(5)the parties hereto shall have executed and delivered counterparts of this Amendment to the Administrative Agent;
(6)each Guarantor shall have executed and delivered a Reaffirmation of Amended and Restated Guarantee Agreement, in the form of the Reaffirmation of Guarantee Agreement attached hereto as Exhibit A;
(7)to the extent changed since June 27, 2019, Borrower shall have delivered to the Administrative Agent updated corporate formation and organizational documents of

Borrower and Guarantors (certified by Borrower, Guarantors or public officials, as appropriate), including resolutions and incumbency certificates;
(8)Administrative Agent shall have received such opinions with respect to Borrower as Administrative Agent may require concerning the due authorization, execution, delivery and enforceability of this Amendment;
(9)no Default or Event of Default shall exist as of the Effective Date;
(10)Borrower shall have delivered to the Administrative Agent a duly executed Compliance Certificate and a Borrowing Base Certificate, each for the period ending September 30, 2020;
(11)Borrower shall have delivered to Administrative Agent a copy of the filed Form 10-Q for Borrower and its Subsidiaries for the fiscal quarter ended September 30, 2020;
(12)Borrower shall have delivered to Administrative Agent such other agreements, instruments and documents as Administrative Agent, its counsel or any Lender shall reasonably request;
(13)Borrower shall have paid to the Administrative Agent and the Lenders all fees required to be paid in connection with this Amendment;
(14)Borrower shall have paid to the Administrative Agent all of the Administrative Agent’s reasonable out of pocket costs and expenses, including legal fees, incurred in connection with this Amendment; and
(15)to the extent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Amendment Closing Date, a Beneficial Ownership Certification in relation to Borrower to any requesting Lender.
g.Reaffirmation and Ratification. Borrower hereby: (a) reaffirms, ratifies, confirms, and acknowledges its obligations under the Loan Documents and agrees to continue to be bound thereby and perform thereunder; (b) agrees and acknowledges that all such Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been modified; and (c) acknowledges and agrees that to its knowledge it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents.
h.Miscellaneous.
(16)GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(17)Amendments, Etc. The terms of this Amendment may be waived, modified and amended only by an instrument in writing duly executed by Borrower and the

Administrative Agent (with any required consent of the Lenders pursuant to the Credit Agreement). Any such waiver, modification or amendment shall be binding upon Borrower, the Administrative Agent and each Lender (including the Swingline Lender and each Issuing Lender).
(18)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Administrative Agent and the Lenders (including the Swingline Lender and each Issuing Lender).
(19)Captions. The captions and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
(20)Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart hereof.
(21)Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
MERITAGE HOMES CORPORATION, as Borrower

By: /s/ Hilla Sferruzza_____________________
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

[Signatures continue on the next page.]
JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender, Swingline Lender and as a Class A Lender

By:    /s/ Nadeige Dang
Name:    Nadeige Dang
Title: Executive Director
[Signatures continue on the next page.]
CITIBANK, N.A., as a Class A Lender

By:    /s/ Michael Vondriska
Name:     Michael Vondriska
Title:    Vice President
[Signatures continue on the next page.]
BANK OF AMERICA, N.A., as a Class A Lender and an Issuing Lender

By:    /s/ Thomas W. Nowak
Name:    Thomas W. Nowak
Title:    Vice President
[Signatures continue on the next page.]
REGIONS BANK, as a Class A Lender and an Issuing Lender

By:    /s/ Randall S. Reid
Name:    Randall S. Reid
Title:    Senior Vice President
[Signatures continue on the next page.]
U.S. BANK NATIONAL ASSOCIATION, as a Class A Lender and an Issuing Lender

By:    /s/ Deanna L. Llanos
Name:    Deanna L. Llanos
Title:    Vice President
[Signatures continue on the next page.]
ROYAL BANK OF CANADA, as a Class A Lender

By:    /s/ Brian Gross
Name:    Brian Gross
Title:    Authorized Signatory
[Signatures continue on the next page.]
PNC BANK, NATIONAL ASSOCIATION, as a Class A Lender

By:    /s/ J. Richard Litton
Name:    J. Richard Litton
Title:    Senior Vice President
[Signatures continue on the next page.]
ZIONS BANCORPORATION, N.A. DBA NATIONAL BANK OF ARIZONA, as an Exiting Lender

By:    /s/ Martina J. Burberry
Name:    Martina J. Burberry
Title: Vice President
[Signatures continue on the next page.]
TEXAS CAPITAL BANK, N.A., as a Class A Lender

By:    /s/ Misty Lieb-Bannatyne
Name:    Misty Lieb-Bannatyne
Title:    Vice President
[Signatures continue on the next page.]
COMERICA BANK, as a Class A Lender

By:    /s/ Casey L. Stevenson
Name:    Casey L. Stevenson
Title:    Vice President
[Signatures continue on the next page.]
FLAGSTAR BANK, FSB, as a Class A Lender

By:    /s/ Philip Trujillo
Name:    Philip Trujillo
Title:    Vice President
[Signatures continue on the next page.]
MIZUHO BANK, LTD., as a Class A Lender

By:    /s/ Donna DeMagistris
Name:    Donna DeMagistris
Title:    Authorized Signatory
[Signatures continue on the next page.]
TRUIST BANK, as a Class A Lender and an Issuing Lender

By:    /s/ Ryan Almond
Name:    Ryan Almond
Title:    Director
[Signatures continue on the next page.]
CIBC BANK USA, as a Class A Lender

By:    /s/ Russell Ruhnke
Name:    Russell Ruhnke
Title:    Managing Director

Schedule 1.1A
Commitments

Lender	Class A or Class B	Commitment
JPMorgan Chase Bank, N.A.	Class A Lender	$70,000,000
Citibank, N.A.	Class A Lender	$70,000,000
Bank of America, N.A.	Class A Lender	$70,000,000
Truist Bank	Class A Lender	$70,000,000
Royal Bank of Canada	Class A Lender	$70,000,000
PNC Bank, National Association	Class A Lender	$70,000,000
U.S. Bank National Association	Class A Lender	$70,000,000
Mizuho Bank, Ltd.	Class A Lender	$70,000,000
Regions Bank	Class A Lender	$70,000,000
Texas Capital Bank, N.A.	Class A Lender	$50,000,000
Flagstar Bank, FSB	Class A Lender	$25,000,000
Comerica Bank	Class A Lender	$40,000,000
CIBC Bank USA	Class A Lender	$35,000,000
TOTAL		$780,000,000

Schedule 3.1A
Letter of Credit Commitments

Issuing Lender	Letter of Credit Commitment
JPMorgan Chase Bank, N.A.	$40,000,000
Bank of America, N.A.	$85,000,000
U.S. Bank National Association	$100,000,000
Regions Bank	$40,000,000
Truist Bank	$60,000,000
Total Letter of Credit Commitments	$325,000,000

EXHIBIT A
REAFFIRMATION OF AMENDED AND RESTATED GUARANTEE AGREEMENT
As consideration for the agreements and covenants contained in the within Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned (“Guarantor”), as a guarantor under that certain Amended and Restated Guarantee Agreement, dated as of June 13, 2014, as reaffirmed by that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of July 9, 2015, that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of June 29, 2016, that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of May 31, 2017, that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of June 28, 2018, and that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of June 27, 2019 (collectively, the “Guarantee Agreement”), delivered to the Administrative Agent in connection with the extension of credit made by the Lenders pursuant to the Credit Agreement referred to above, hereby acknowledges, covenants and agrees as follows:
1.By the execution hereof, such Guarantor hereby consents to the within Amendment and all the modifications to the Loan Documents contemplated in connection therewith.
2.References to the Guarantee Agreement in any or all of the Loan Documents shall be deemed to include references to the Guarantee Agreement as reaffirmed and ratified by this Reaffirmation of Guarantee Agreement.
3.Such Guarantor reaffirms that the Guarantee Agreement remains unchanged and in full force and effect.
4.Such Guarantor reaffirms all of its respective obligations contained in the Guarantee Agreement, which shall remain in full force and effect for all the obligations of such Guarantor now or hereafter owing to Administrative Agent (on behalf of the Lenders) pursuant to the terms and conditions of the Guarantee Agreement and acknowledges, agrees, represents and warrants that no agreements exist with respect to the Guarantee Agreement or with respect to the obligations of the Guarantor thereunder except those specifically set forth in this Reaffirmation of Guarantee Agreement.
5.As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated thereby, each of the representations and warranties of such Guarantor contained in the Guarantee Agreement, as amended by this Amendment, is true and correct in all material respects.
6.Such Guarantor acknowledges and agrees that it has entered into and delivered this Reaffirmation of Guarantee Agreement of Guarantor’s own free will, voluntarily and without coercion or duress of any kind, and has been represented in connection herewith by counsel of its choice and is fully aware of the terms contained in this Reaffirmation of Guarantee Agreement.

7.Such Guarantor represents and warrants that it is not an Affected Financial Institution.
[Signature page follows.]

IN WITNESS WHEREOF, each Guarantor has caused this Reaffirmation of Amended and Restated Guarantee to be duly executed and delivered as of December 22, 2020.
MERITAGE PASEO CROSSING, LLC
By:    Meritage Homes of Arizona, Inc., its Sole Member
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MERITAGE PASEO CONSTRUCTION, LLC
By:    Meritage Homes Construction, Inc., its Sole Member
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MERITAGE HOMES OF ARIZONA, INC.
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
[Signatures continue on the next page.]
MERITAGE HOMES CONSTRUCTION, INC.

By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MERITAGE HOMES OF TEXAS HOLDING, INC.
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MERITAGE HOMES OF CALIFORNIA, INC.
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
[Signatures continue on the next page.]
MERITAGE HOMES OF TEXAS JOINT VENTURE HOLDING COMPANY, LLC

By:    Meritage Homes of Texas, LLC, its Sole Member
By:    Meritage Homes of Texas Holding, Inc., its Sole Member
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MERITAGE HOLDINGS, L.L.C.
By:    Meritage Homes of Texas Holding, Inc., its Sole Member
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MERITAGE HOMES OF NEVADA, INC.
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
[Signatures continue on the next page.]
MTH-CAVALIER, LLC

By:    Meritage Homes Construction, Inc., its Sole Member
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MTH GOLF, LLC
By:    Meritage Homes Construction, Inc., its Sole Member
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MERITAGE HOMES OF COLORADO, INC.
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
[Signatures continue on the next page.]
MERITAGE HOMES OF FLORIDA, INC.

By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
CALIFORNIA URBAN HOMES, LLC
By:    Meritage Homes of California, Inc., its Sole Member and Manager
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MERITAGE HOMES OF TEXAS, LLC
By:    Meritage Homes of Texas Holding, Inc., its Sole Member
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
[Signatures continue on the next page.]
MERITAGE HOMES OPERATING COMPANY, LLC

By:    Meritage Holdings, L.L.C., its Manager
By:    Meritage Homes of Texas Holding, Inc., its Sole Member
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
WW PROJECT SELLER, LLC
By:    Meritage Paseo Crossing, LLC, its Sole Member
By:    Meritage Homes of Arizona, Inc., its Sole Member
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MERITAGE HOMES OF THE CAROLINAS, INC.
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
[Signatures continue on the next page.]
CAREFREE TITLE AGENCY, INC.

By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
M&M FORT MYERS HOLDINGS, LLC
By:    Meritage Paseo Crossing, LLC, its Sole Member and Manager
By:    Meritage Homes of Arizona, Inc., its Sole Member
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MERITAGE HOMES OF FLORIDA REALTY LLC
By:    Meritage Homes of Florida, Inc., its Manager and Sole Member
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
[Signatures continue on the next page.]
MERITAGE HOMES OF TENNESSEE, INC.

By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MERITAGE HOMES OF SOUTH CAROLINA, INC.
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MTH REALTY LLC
By:    Meritage Paseo Crossing, LLC, its Manager and Sole Member
By:    Meritage Homes of Arizona, Inc., its Sole Member
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
[Signatures continue on the next page.]
MERITAGE HOMES OF GEORGIA, INC.

By:_______________________________
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MTH GA REALTY LLC
By:    Meritage Homes of Georgia, Inc., its Manager and Sole Member
By:_________________________________
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MTH SC REALTY LLC
By:    Meritage Homes of South Carolina, Inc., its Manager and Sole Member
By:___________________________________
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
[Signatures continue on the next page.]
MTH FINANCIAL HOLDINGS, INC.

By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MLC HOLDINGS, INC., dba MLC LAND HOLDINGS, INC.
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MERITAGE HOMES OF GEORGIA REALTY, LLC
By:    Meritage Homes of Georgia, Inc., its Manager and Sole Member
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary
MERITAGE INSURANCE AGENCY, INC.
By:
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

[Signatures continue on the next page.]

MERITAGE SERVICES COMPANY, INC.
By:
    Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief
    Financial Officer, Chief Accounting Officer and Assistant Secretary

MERITAGE HOMES OF UTAH, INC.
By:
    Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief
    Financial Officer, Chief Accounting Officer and Assistant Secretary